Lease Agreement                                          The Document Company
                                                                XEROX

Customer's Legal Name:              Vista Vacations International

Street Address:                     5653 NW 29th St.

City/State/Zip Code:                Margate, FL 33063

County Installed in:                Broward

Customer requested initial date:    3/15/99

Negotiated contract                 #0709364

Product:
(serial number)                     DWC 635

Minimum monthly lease payment:      $57.65

Customer Name:             Teri Nadler      Phone: 954-975-0898

Title:   Owner/Pres.                        Date: 3/16/99

Agreement Presented by:

Name: Linda Cope                    phone: 305-655-9960



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